UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2025

NEXTNRG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Rd. #9F, Miami Beach, Florida 33190

(Address of principal executive offices, including Zip Code)

(305) 791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NXXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation

On December 24, 2025, NextNRG Inc. (the “Company”) was served by Cohen Global Energy LLC (the “Lender”) with a complaint alleging an event of default under a promissory note issued by Next/Ingle Holdings LLC, a consolidated subsidiary of the Company (the “Borrower”).

As previously disclosed in the Company’s Quarterly Reports on Form 10-Q, the Borrower issued a promissory note dated December 16, 2024 in the original principal amount of $5.0 million (as amended, the “Note”). The Note initially matured March 31, 2025. The Company negotiated amendments to the Note and extensions through November 1, 2025. The negotiations for further extensions were unsuccessful and the Lender filed a lawsuit alleging that the Borrower failed to repay the outstanding balance of the Note by the maturity date and that such failure constitutes an event of default under the Note.

The Lender further alleges that, as a result of the alleged event of default, it is entitled to exercise remedies under the Note, including the imposition of default-related charges and the right to declare all outstanding amounts immediately due and payable. The complaint seeks recovery of amounts the Lender claims are outstanding under the Note, including interest and other amounts calculated by the Lender.

The Company has hired counsel in order to defend the action vigorously. The Company cannot predict the outcome of the litigation.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s evaluation of the claims asserted, discussions with the lender, and potential outcomes of the related litigation. Forward-looking statements are subject to risks and uncertainties, including those relating to litigation, liquidity, access to capital, and the Company’s ability to resolve disputes with creditors, which could cause actual results to differ materially from those expressed or implied.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextNRG, Inc.

Date: January 2, 2026	By:	/s/ Michael Farkas
	Name:	Michael Farkas
	Title:	Chief Executive Officer